INCOME TAXES	9 Months Ended
Sep. 30, 2017
Income Taxes
INCOME TAXES

The Company accounts for income taxes in accordance with ASC Topic 740. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. In determining the need for a valuation allowance, management reviews both positive and negative evidence pursuant to the requirements of ASC Topic 740, including current and historical results of operations, future income projections and the overall prospects of the Company’s business.

The benefit from income taxes for the three and nine months ended September 30, 2017 consists of the following:

	Three Months ended September 30, 2017	Nine Months ended September 30, 2017

Deferred:
Federal	$(305,972)	$(949,428)
State	(56,375)	(152,154)
Benefit from income taxes	$(362,347)	$(1,101,582)

The components of deferred income tax assets and liabilities are as follows at September 30, 2017:

Deferred tax assets:
Amortizable start-up costs	$110,729
Amortizable intangibles	81,034
Accrued bonuses	53,998
Net operating loss carryforward	1,166,042
1,411,803

Deferred tax liabilities:

Fixed assets	(90,239)
Total deferred tax assets, net	$1,321,564

The difference between the income tax provision computed at the U.S. Federal statutory rate and the actual tax benefit is accounted for as follows for the three and nine months ended September 30, 2017:

	Three Months ended September 30, 2017	Nine Months ended September 30, 2017
U.S. statutory federal rate	34.00%	34.00%
(Decrease) increase in taxes resulting from:
State income tax rate, net of U.S. Federal benefit	5.20%	5.20%
Net effect of permanent and temporary reconciling items	-0.09%	0.85%
Effective tax rate	39.11%	40.05%

The Company files income tax returns in the United States and in various state and foreign jurisdictions. No U.S. Federal, state or foreign income tax audits were in process as of September 30, 2017.

As more fully disclosed in Note 2, through March 15, 2016, KSI elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, KSI did not pay federal corporate income taxes, and in most instances state income tax, on its taxable income. Thus, for the year ended December 31, 2016, KSI did not have any provision for income taxes.

There was no valuation allowance for deferred tax assets at September 30, 2017, as management believes that the deferred tax assets will be realized through future operations. At September 30, 2017, Novume had net operating loss carryforwards of approximately $2,974,597.

For the three and nine months ended September 30, 2017 and 2016, Novume did not record any interest or penalties related to unrecognized tax benefits. It is the Company’s policy to record interest and penalties related to unrecognized tax benefits as part of income tax expense.